Exhibit 10.1
                                               Published CUSIP Number: 35803CAA6

                                 AMENDMENT NO. 2
                             DATED AS OF MAY 7, 2004

                                       TO

                      AMENDED AND RESTATED CREDIT AGREEMENT

                          DATED AS OF FEBRUARY 21, 2003

                                      AMONG

                     FRESENIUS MEDICAL CARE HOLDINGS, INC.,

                             A NEW YORK CORPORATION,

                           FRESENIUS MEDICAL CARE AG,
                              A GERMAN CORPORATION,
                                       AND
             THE OTHER BORROWERS AND GUARANTORS IDENTIFIED THEREIN,

                         THE LENDERS IDENTIFIED THEREIN,

                                       AND

                             BANK OF AMERICA, N.A.,
                             AS ADMINISTRATIVE AGENT

                         BANC OF AMERICA SECURITIES LLC,
                           CREDIT SUISSE FIRST BOSTON,
                    ACTING THROUGH ITS CAYMAN ISLANDS BRANCH,

                                       AND

                 DRESDNER KLEINWORT WASSERSTEIN SECURITIES LLC,
                    AS CO-LEAD ARRANGERS AND CO-BOOK MANAGERS
    FOR INCREASE TO REVOLVING COMMITMENTS AND INCREMENTAL TRANCHE A TERM LOAN

                                       AND

                           CREDIT SUISSE FIRST BOSTON,
                    ACTING THROUGH ITS CAYMAN ISLANDS BRANCH,
            AS LEAD ARRANGER AND BOOK MANAGER FOR TRANCHE D TERM LOAN

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

                                 AMENDMENT NO. 2

     THIS AMENDMENT NO. 2, dated as of May 7, 2004 (this "Amendment"), relating to the Credit Agreement (as defined below), by and among FRESENIUS MEDICAL CARE AG ("FMCAG"), FRESENIUS MEDICAL CARE HOLDINGS, INC. ("FMCH"), certain subsidiaries and affiliates of FMCAG party to the Credit Agreement (as defined below) and identified on the signature pages hereto, and BANK OF AMERICA, N.A., as Administrative Agent for and on behalf of the Lenders. Capitalized terms used but not otherwise defined shall have the meanings provided in the Credit Agreement (as defined below).

                                   WITNESSETH

     WHEREAS, a USD1.5 billion credit facility was extended to FMCAG, FMCH and the other Borrowers identified therein (collectively, the "Borrowers") pursuant to the terms of that Amended and Restated Credit Agreement dated as of February 21, 2003 (as amended, modified and supplemented, the "Credit Agreement") among the Borrowers, the Guarantors and Lenders identified therein, and the Administrative Agent;

     WHEREAS, pursuant to the Tranche C Term Loan Joinder Agreement dated as of August 22, 2003, the Tranche C Term Loan was made available to the Borrowers and the proceeds of the Tranche C Term Loan (together with other sums) were voluntarily applied by the Borrowers to prepay the Tranche B Term Loan in full;

     WHEREAS, the Borrowers have requested certain modifications to the Credit Agreement, including a request for the Lenders to increase the Aggregate Revolving Committed Amount, to make available to the Borrowers an incremental Tranche A term loan, and to make available to the Borrowers an additional Tranche D term loan facility, the proceeds of which will be applied by the Borrowers as a voluntary prepayment of the Tranche C Term Loan on the date of such advances, together with any interest accrued and any amounts due pursuant to Section 3.05 of the Credit Agreement, as amended hereby, with respect to the portion of the Tranche C Term Loan so prepaid;

     WHEREAS, the requisite Lenders pursuant to Section 11.01 of the Credit Agreement have consented to the requested modifications on the terms and conditions set forth herein and have authorized the Administrative Agent to enter into this Amendment on their behalf;

     NOW, THEREFORE, IN CONSIDERATION of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     SECTION 1 AMENDMENTS TO THE CREDIT AGREEMENT. The Credit Agreement is hereby amended and modified in the following respects:

     1.1  In Section 1.01 (Definitions):

          (a)  The following definitions are amended and modified as follows:

               (i) The definition of "Applicable Percentage" will be amended by adding a new sentence at the end thereof as follows:

               With respect to the Tranche D Term Loan, the Applicable Percentage shall be as set forth in the Tranche D Term Loan Joinder Agreement.

               (ii) in the definition of "Credit Documents" the reference to "the Tranche C Term Loan Joinder Agreement" is amended to read "the Lender Joinder Agreements".

               (iii) in the definition of "Interest Payment Date", in clauses
(a) and (c) thereof, the references to "the Tranche A Term Loan, the Tranche B Term Loan and the Tranche C Term Loan" are, in each case, amended to read "the Tranche A Term Loan, the Tranche B Term Loan, the Tranche C Term Loan and the Tranche D Term Loan".

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

               (iv) in the definition of "Outstanding Amount", a new clause (f) is added immediately prior to the period at the end thereof to read as follows:

               and (f) with respect to the Tranche D Term Loan on any date, the aggregate outstanding principal amount thereof after giving effect to any prepayments or repayments of the Tranche D Term Loan on such date

          (b) The following definitions are amended in their entirety to read as follows:

               "Lender" means each of the persons identified as a "Lender" on the signature pages hereto or in any Lender Joinder Agreement (and, as appropriate, includes the L/C Issuer and the Swing Line Lender), together with their respective successors and assigns.

               "Term Loan" means the Tranche A Term Loan, the Tranche B Term Loan, the Tranche C Term Loan and the Tranche D Term Loan.

               "Term Loan Commitments" means the Tranche A Term Loan Commitment, the Tranche B Term Loan Commitment, the Tranche C Term Loan Commitment and the Tranche D Term Loan Commitment.

               "Term Notes" means the Tranche A Term Notes, the Tranche B Term Notes, the Tranche C Term Notes and the Tranche D Term Notes.

               "Tranche A Term Lenders" means, prior to funding of the Incremental Tranche A Term Loan, Lenders holding a portion of the Initial Tranche A Term Loan and Lenders with Incremental Tranche A Term Loan Commitments, and after funding of the Incremental Tranche A Term Loan, Lenders holding a portion of the Tranche A Term Loan, together with their successors and permitted assigns.

               "Tranche A Term Loan" means, collectively, the Initial Tranche A Term Loan and the Incremental Tranche A Term Loan.

               "Tranche A Term Loan Commitment" means the Initial Tranche A Term Loan Commitment and the Incremental Tranche A Term Loan Commitment.

               "Tranche A Term Loan Committed Amount" means the Initial Tranche A Term Loan Committed Amount and the Incremental Tranche A Term Loan Committed Amount.

          (c)  The following definitions are added to read as follows:

               "Incremental Tranche A Term Lenders" means, prior to funding of the Incremental Tranche A Term Loan, Lenders with Incremental Tranche A Term Loan Commitments, and after funding of the Incremental Tranche A Term Loan, Lenders holding a portion of the Incremental Tranche A Term Loan, together with their successors and permitted assigns.

               "Incremental Tranche A Term Loan" shall have the meaning provided in Section 2.01(f).

               "Incremental Tranche A Term Loan Commitment" means the commitment of each Incremental Tranche A Term Lender to make its portion of the Incremental Tranche A Term Loan hereunder as set forth in the Incremental Tranche A Term Loan Joinder Agreement.

               "Incremental Tranche A Term Loan Committed Amount" means, with respect to each Incremental Tranche A Term Lender, the amount of such Lender's Incremental Tranche A Term Loan Commitment. The initial Incremental Tranche A Term Loan Committed Amounts will be as set forth in the Incremental Tranche A Term Loan Joinder Agreement.

               "Incremental Tranche A Term Loan Joinder Agreement" means the Incremental Tranche A Term Loan Joinder Agreement providing for the establishment of the Incremental Tranche A Term Loan, substantially in the form of Exhibit I.

               "Initial Tranche A Term Lenders" means, prior to funding of the Initial Tranche A Term Loan, Lenders with Initial Tranche A Term Loan Commitments, and after funding of the Initial Tranche A Term Loan, Lenders holding a portion of the Initial Tranche A Term Loan, together with their successors and permitted assigns.

               "Initial Tranche A Term Loan" shall have the meaning provided in
Section 2.01(f).

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

               "Initial Tranche A Term Loan Commitment" means the commitment of each Initial Tranche A Term Lender to make its portion of the Initial Tranche A Term Loan hereunder as set forth in Section 2.01(f).

               "Initial Tranche A Term Loan Committed Amount" means, with respect to each Initial Tranche A Term Lender, the amount of such Lender's Initial Tranche A Term Loan Commitment. The Initial Tranche A Term Loan Committed Amounts as of the Closing Date will be as set forth on Schedule 2.01.

               "Lender Joinder Agreements" means the Revolving Loan Joinder Agreement, the Incremental Tranche A Term Loan Joinder Agreement, the Tranche C Term Loan Joinder Agreement, and the Tranche D Term Loan Joinder Agreement.

               "Required Tranche D Term Lenders" means, as of any date of determination, Lenders holding in the aggregate more than 50% of the Tranche D Term Loan; provided that the portion of the Tranche D Term Loan held or deemed held by any Defaulting Lender shall be excluded for purposes of making a determination of Required Tranche D Term Lenders.

               "Revolving Loan Joinder Agreement" means the Revolving Loan Joinder Agreement, substantially in the form of Exhibit K.

               "Second Amendment Closing Date" means May 7, 2004.

               "Tranche D Term Lenders" means, prior to funding of the Tranche D Term Loan, Lenders with Tranche D Term Loan Commitments, and after funding of the Tranche D Term Loan, Lenders holding a portion of the Tranche D Term Loan, together with their successors and permitted assigns.

               "Tranche D Term Loan" shall have the meaning provided in Section 2.01(i).

               "Tranche D Term Loan Commitment" means, with respect to each Tranche D Term Lender, the commitment of such Tranche D Term Lender to make its portion of the Tranche D Term Loan hereunder as set forth in the Tranche D Term Loan Joinder Agreement; provided that, at any time after funding of the Tranche D Term Loan, determinations of "Required Lenders" and "Required Tranche D Term Lenders" shall be based on the outstanding principal balance of the Tranche D Term Loan.

               "Tranche D Term Loan Commitment Percentage" means, for each Tranche D Term Lender, a fraction (expressed as a percentage carried to the ninth decimal place), the numerator of which is, prior to funding of the Tranche D Term Loan, such Tranche D Term Lender's Tranche D Term Loan Committed Amount, and, after funding of the Tranche D Term Loan, the principal amount of such Tranche D Term Lender's portion of the Tranche D Term Loan and the denominator of which is, prior to funding of the Tranche D Term Loan, the aggregate principal amount of the Tranche D Term Loan Commitments, and, after funding of the Tranche D Term Loan, the aggregate principal amount of the Tranche D Term Loan. The initial Tranche D Term Loan Commitment Percentages will be as set forth in the Tranche D Term Loan Joinder Agreement.

               "Tranche D Term Loan Committed Amount" means, with respect to each Tranche D Term Lender, the amount of such Lender's Tranche D Term Loan Commitment. The initial Tranche D Term Loan Committed Amounts will be as set forth in the Tranche D Term Loan Joinder Agreement.

               "Tranche D Term Loan Joinder Agreement" means the joinder agreement providing for the establishment of the Tranche D Term Loan, substantially in the form of Exhibit J.

               "Tranche D Term Note" means the promissory notes given to each Tranche D Term Lender to evidence such Tranche D Term Lender's portion of the Tranche D Term Loan, as amended, restated, modified, supplemented, extended, renewed or replaced. A form of Tranche D Term Note is attached as Exhibit C-5.

     1.2  In Section 2.01(a), clause (ii)(A) is amended to read as follows:

          (A) the aggregate principal amount of Revolving Obligations shall not exceed FIVE HUNDRED MILLION DOLLARS (USD500,000,000) (as such amount may be increased or decreased in accordance with the provisions hereof, the "Aggregate Revolving Committed Amount") and

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

     1.3  In Section 2.01(f), the first sentence is amended to read as follows:

          On the Closing Date, each of the Initial Tranche A Term Lenders severally agrees to make its portion of a term loan (in the amount of its respective Initial Tranche A Term Loan Committed Amount) in a single advance in Dollars to FMCH in an aggregate principal amount of FIVE HUNDRED MILLION DOLLARS (USD500,000,000) (the "Initial Tranche A Term Loan"), and on or after the Second Amendment Closing Date, FMCH may, from time to time, pursuant to the terms hereof and of the Incremental Tranche A Term Loan Joinder Agreement, agree with one or more Incremental Tranche A Term Lenders for such Incremental Tranche A Term Lenders to severally make its portion of an incremental term loan (in the amount of its respective Incremental Tranche A Term Loan Committed Amount) in a single advance in Dollars to FMCH in an aggregate principal amount of up to SEVENTY-FIVE MILLION DOLLARS (USD75,000,000) (the "Incremental Tranche A Term Loan"); provided that the aggregate principal amount of the Tranche A Term Loan shall not exceed FIVE HUNDRED SEVENTY-FIVE MILLION DOLLARS (USD575,000,000).

     1.4 A new clause (i) is added to the end of Section 2.01 (Commitments) to read as follows:

          (i) Tranche D Term Loan Commitment. On or after the Second Amendment Closing Date, FMCH and FMCAG may, upon written notice to the Administrative Agent and the Tranche D Term Lenders pursuant to the terms hereof and the Tranche D Term Loan Joinder Agreement, agree with one or more Tranche D Term Lenders for each such Tranche D Term Lender to severally make its portion of a new term loan (the "Tranche D Term Loan"), provided that:

          (i) the Tranche D Term Lenders shall be any combination of existing Lenders or other commercial banks and financial institutions chosen or arranged by the Borrower and reasonably acceptable to the Administrative Agent, which Lenders and such other commercial banks and financial institutions shall join in this Credit Agreement as Tranche D Term Lenders by Tranche D Term Loan Joinder Agreement or by other arrangement reasonably acceptable to the Administrative Agent and FMCAG;

          (ii) the aggregate principal amount of the Tranche D Term Loan shall be not more than TWO HUNDRED FIFTY MILLION DOLLARS (USD250,000,000);

          (iii) the Applicable Percentage for the Tranche D Term Loan shall be subject to mutual agreement of the Tranche D Term Lenders and the Borrowers and shall be set forth in the Tranche D Term Loan Joinder Agreement;

          (iv) the final maturity date for the Tranche D Term Loan shall be not sooner than the final maturity date for the Tranche C Term Loan (February 21, 2010);

          (v) the Administrative Agent shall have received for the benefit of the Tranche D Term Lenders, such items as may be reasonably requested by the Administrative Agent and the Tranche D Term Lenders, including opinions of counsel to the Borrowers and the Guarantors in form and substance satisfactory to the Administrative Agent and the Tranche D Term Lenders;

          (vi) to the extent reasonably necessary in the judgment of the Administrative Agent, amendments to each foreign Pledge Agreement and the Parallel Debt Agreement and/or delivery of any substantially similar agreement that creates an obligation of the Credit Parties (as debt acknowledgment or abstraktes Schuldanerkenntnis), in each case in a manner satisfactory to the Administrative Agent;

          (vii) on the date of the funding of the Tranche D Term Loan, the conditions to the making of Credit Extensions in Section 5.02 shall be satisfied; and

          (viii) the Borrower shall have paid the reasonable expenses of the Administrative Agent and reasonable fees and expenses of counsel to the Administrative Agent, including foreign counsel, in connection with establishment of the Tranche D Term Loan, to the extent required to be paid pursuant to the terms thereof.

     The Tranche D Term Loan may consist of Base Rate Loans, Eurocurrency Rate Loans or a combination thereof, as the applicable Borrower may request. Amounts repaid on the Tranche D Term Loan may not be reborrowed.

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

     1.5 A new clause (j) is added to the end of Section 2.01 (Commitments) to read as follows:

          (j) Increase in Revolving Commitments. On or after the Second Amendment Closing Date, FMCH and FMCAG may, from time to time, upon written notice to the Administrative Agent, increase the Aggregate Revolving Committed Amount by up to SEVENTY-FIVE MILLION DOLLARS (USD75,000,000) to not more than FIVE HUNDRED SEVENTY-FIVE MILLION DOLLARS (USD575,000,000); provided that:

               (i) the Borrowers shall obtain commitments for the amount of the increase from any combination of existing Revolving Lenders or other commercial banks and financial institutions chosen or arranged by the Borrowers and reasonably acceptable to the Administrative Agent, which other commercial banks and financial institutions shall join in this Credit Agreement as Revolving Lenders by Revolving Loan Joinder Agreement or by other arrangement reasonably acceptable to the Administrative Agent and FMCAG;

               (ii) any such increase shall be in a minimum aggregate principal amount of USD5 million and integral multiples of USD1 million in excess thereof (or, if the remaining amount by which the Aggregate Revolving Committed Amount may be increased pursuant to this Section 2.01(j) is less than USD5 million, such lesser amount);

               (iii) if any Revolving Loans are outstanding at the time of any such increase, the Borrowers will make such payments and adjustments on the Revolving Loans (including payment of any funding losses owing under Section 3.05) as may be necessary to give effect to the revised commitment percentages and commitment amounts;

               (iv) the Administrative Agent shall have received for the benefit of the Revolving Lenders, such items as may be reasonably requested by the Administrative Agent and the Revolving Lenders, including opinions of counsel to the Borrowers and the Guarantors in form and substance satisfactory to the Administrative Agent and the Revolving Lenders;

               (v) to the extent reasonably necessary in the judgment of the Administrative Agent, amendments to each foreign Pledge Agreement and the Parallel Debt Agreement and/or delivery of any substantially similar agreement that creates an obligation of the Credit Parties (as debt acknowledgment or abstraktes Schuldanerkenntnis), in each case in a manner satisfactory to the Administrative Agent;

               (vi) on the date of the funding of any such increase, the conditions to the making of Credit Extensions in Section 5.02 shall be satisfied; and

               (vii) the Borrower shall have paid the reasonable expenses of the Administrative Agent and reasonable fees and expenses of counsel to the Administrative Agent, including foreign counsel, in connection with establishment of such increase, to the extent required to be paid pursuant to the terms thereof.

     In connection with any such increase in the Revolving Commitments, Schedule
2.01 will be revised to reflect the modified commitments and commitment percentages of the Revolving Lenders.

     1.6 In Section 2.02 (Borrowings, Conversions and Continuations of Loans), subsection (e) is amended to read as follows:

          (e) After giving effect to all Borrowings, all conversions of Loans from one Type to the other, and all continuations of Loans as the same Type, (i) there shall not be more than twenty Interest Periods in effect with respect to all Committed Revolving Loans hereunder, (ii) there shall not be more than five Interest Periods in effect with respect to the Tranche A Term Loan, (iii) there shall not be more than five Interest Periods in effect with respect to the Tranche C Term Loan and (iv) there shall not be more than five Interest Periods in effect with respect to the Tranche D Term Loan; provided in each case that, for purposes hereof, Interest Periods with respect to Loans (whether or not of the same Type) with separate or different Interest Periods will be considered as separate Interest Periods, even if such Interest Periods end on the same date.

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     1.7  In Section 2.05 (Repayment of Loans), subsection (d) is amended to read as follows:

          (d) Tranche A Term Loan. The Borrower shall repay to the Lenders the principal amount of the Initial Tranche A Term Loan in quarterly installments on the dates set forth below, commencing on September 30, 2004, as follows:

                         PRINCIPAL                               PRINCIPAL
                       AMORTIZATION                             AMORTIZATION
       DATE               PAYMENT              DATE               PAYMENT
------------------   ----------------   ------------------   ------------------
September 30, 2004   USD25,000,000.00        June 30, 2006     USD25,000,000.00
December 31, 2004    USD25,000,000.00   September 30, 2006     USD25,000,000.00
March 31, 2005       USD25,000,000.00    December 31, 2006     USD25,000,000.00
June 30, 2005        USD25,000,000.00       March 31, 2007     USD25,000,000.00
September 30, 2005   USD25,000,000.00        June 30, 2007     USD25,000,000.00
December 31, 2005    USD25,000,000.00   September 30, 2007     USD25,000,000.00
                                                             Outstanding Amount
                                                             of Initial Tranche
March 31, 2006       USD25,000,000.00     October 31, 2007          A Term Loan
                                                             ------------------
Total:                                                        USD500,000,000.00
                                                             ==================

     The Borrower shall repay to the Lenders the principal amount of the Incremental Tranche A Term Loan in quarterly installments as provided in the Incremental Tranche A Term Loan Joinder Agreement.

     1.8 A new subsection (g) is added at the end of Section 2.05 (Repayment of Loans), to read as follows:

          (g) Tranche D Term Loan. Subject to Section 2.06(b)(vii), the Borrowers shall repay to the Lenders the principal amount of the Tranche D Term Loan in quarterly installments as provided in the Tranche D Term Loan Joinder Agreement.

     1.9 A new subsection (vii) is added at the end of Section 2.06(b) (Mandatory Prepayments), to read as follows:

          (vii) Tranche D Term Loan. The Tranche D Term Loan will be prepaid in full on October 31, 2007, if the USD450 million 7.875% Trust Preferred Securities due February 1, 2008 and the DM300 million 7.375% Trust Preferred Securities due February 1, 2008 are not repaid (with the consent of the Required Lenders hereunder), or refinanced or the maturity date thereof extended by October 1, 2007, in either case, to a date that is at least seven and one-half years after the Closing Date.

     1.10 Section 2.06(c)(i) (Application of Voluntary Prepayments) is replaced in its entirety to read as follows:

          (i) Voluntary Prepayments. Voluntary prepayments shall be applied as specified by the Borrowers; provided that (A) until the Tranche C Term Loan has been paid in full, any voluntary prepayment on the Term Loans shall be applied pro rata to the Initial Tranche A Term Loan and the Tranche C Term Loan, except for any voluntary prepayment on the Term Loans made from the proceeds of the advance of the Incremental Tranche A Term Loan, the Tranche D Term Loan or otherwise (including, without limitation, any Revolving Loans) contemporaneously therewith which shall be applied first to the payment of the Tranche C Term Loan, (B) following repayment in full of the Tranche C Term Loan, any voluntary prepayment on the Term Loans shall be applied pro rata to the Tranche A Term Loan and the Tranche D Term Loan, (C) prepayments on the Tranche A Term Loan shall be applied pro rata to remaining principal amortization installments thereunder, (D) prepayments on the Tranche C Term Loan shall be applied to remaining principal amortization installments in inverse order of maturity and
(E) prepayments on the Tranche D Term Loan shall be applied to remaining principal amortization installments in inverse order of maturity. Voluntary prepayments on the Loan Obligations will be paid by the Administrative Agent to the Lenders ratably in accordance with their respective interests therein.

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     1.11 In Section 2.06(c)(ii) (Application of Mandatory Prepayments),
subsection (B) is amended to read as follows:

          (B) Mandatory prepayments in respect of Dispositions under subsection
(b)(ii) above, Debt Transactions under subsection (b)(iii) and Securitization Transactions under subsection (b)(iv) above shall be applied first to the Term Loans until paid in full, and then to the Revolving Obligations. Mandatory prepayments on the Term Loans shall be applied pro rata to the Initial Tranche A Term Loan and the Tranche C Term Loan; provided that, following the repayment in full of the Tranche C Term Loan, mandatory prepayments on the Term Loans shall be applied pro rata to the Tranche A Term Loan and the Tranche D Term Loan. Prepayments on the Tranche A Term Loan shall be applied pro rata to remaining principal amortization installments thereunder and prepayments on the Tranche C Term Loan or the Tranche D Term Loan shall, in each case, be applied to remaining principal amortization installments thereunder in inverse order of maturity.

     1.12 In Section 2.13 (Evidence of Debt), in subsection (a) the next-to-last sentence is amended to read as follows:

          The Borrowers shall execute and deliver to the Administrative Agent
(i) a Revolving Note for each Revolving Lender that so requests, (ii) a Tranche A Term Note for each Tranche A Term Lender that so requests, (iii) a Tranche B Term Note for each Tranche B Term Lender that so requests, (iv) a Tranche C Term Note for each Tranche C Term Lender that so requests and (v) a Tranche D Term Note for each Tranche D Term Lender that so requests, which Notes, in addition to such accounts or records, shall evidence such Lender's Loans.

     1.13 In Section 2.14 (Payments Generally), the next-to-last sentence in subsection (a) is amended to renumber clause "(v)" as "(vi)" and to add a new clause (v) to read as follows:

          (v) with respect to such payments on the Tranche D Term Loan, its Tranche D Term Loan Commitment Percentage thereof, and

     1.14 In Section 8.01 (Indebtedness), clause (i) of the proviso in subsection (j) is amended to read as follows:

          (i) the maturity date for any such debt is not earlier than the maturity date of the Tranche D Term Loan,

     1.15 In Section 11.01 (Amendments), subsections "(f)", "(g)" and "(h)" of are renumbered as subsections "(g)", "(h)" and "(i)" respectively, and a new clause (f) is added to read as follows:

          (f) unless also signed by the Required Tranche D Term Lenders, no such amendment, waiver or consent shall:

          (i) amend or waive any mandatory prepayment on the Tranche D Term Loan Obligations under Section 2.06(b) or the manner of application thereof to the Tranche D Term Loan Obligations under Section 2.06(c), or

          (ii) amend or waive the provisions of this Section 11.01(f) or the definition of "Required Tranche D Term Lenders ";

     1.16 Schedule 2.01 (Commitments and Commitment Percentages) will be amended
(i) as of the date of the Revolving Loan Joinder Agreement, to set forth the Revolving Committed Amounts and Revolving Commitment Percentages in effect immediately after the effectiveness thereof, (ii) as of the date of the Incremental Tranche A Term Loan Joinder Agreement to set forth the Incremental Tranche A Term Loan Commitments according to the terms set out in the Incremental Tranche A Term Loan Joinder Agreement and the Tranche A Term Loan Commitment Percentages in effect immediately after the effectiveness thereof and
(iii) as of the date of the Tranche D Term Loan Joinder Agreement to set forth the Tranche D Term Loan Commitments and initial Tranche D Term Loan Commitment Percentages according to the terms set out in the Tranche D Term Loan Joinder Agreement.

     1.17 Exhibit A-1 (Form of Loan Notice) is replaced in its entirety with Exhibit A-1 attached hereto.

     1.18 A new Exhibit C-5 (Form of Tranche D Term Note) is added in the form of Exhibit C-5 attached hereto.

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

     1.19 A new Exhibit I (Form of Incremental Tranche A Term Loan Joinder Agreement) is added in the form of Exhibit I attached hereto.

     1.20 A new Exhibit J (Form of Tranche D Term Loan Joinder Agreement) is added in the form of Exhibit J attached hereto.

     1.21 A new Exhibit K (Form of Revolving Loan Joinder Agreement) is added in the form of Exhibit K attached hereto.

     SECTION 2 CONSENT.

     (a) Consent is hereby given to waive the voluntary prepayment notice provisions of Section 2.06(a)(i) with respect to the voluntary prepayment in full by the Borrowers to be made to the Tranche C Term Loan on the date the Tranche D Term Loan is advanced pursuant to the terms of the Credit Agreement as amended hereby.

     (b) Notwithstanding anything to the contrary in Section 7.12 and Section 7.13, it is hereby understood and agreed that any Subsidiary of FMCH that is a Material Foreign Subsidiary shall not be required to become a Guarantor pursuant to the provisions of Section 7.12, nor shall more than 65% of its issued and outstanding Capital Stock with ordinary voting power be required to be pledged pursuant to Section 7.13.

     SECTION 3 CONDITIONS PRECEDENT. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of the following, each in form and substance satisfactory to the Administrative Agent:

     (a) copies of this Amendment executed by each of the Borrowers and the Guarantors;

     (b)  the consent of the Required Lenders;

     (c)  the consent of the Required Revolving Lenders;

     (d)  the consent of the Required Tranche A Term Lenders;

     (e)  opinions of counsel to the Borrowers and the Guarantors; and

     (f) payment of the reasonable fees and expenses of counsel to the Administrative Agent (including Moore & Van Allen, PLLC and foreign counsel) relating to the Credit Agreement and this Amendment.

     SECTION 4 MISCELLANEOUS.

     4.1 Except as modified hereby, all of the terms and provisions of the Credit Agreement (including Schedules and Exhibits) remain in full force and effect.

     4.2 The Credit Parties hereby affirm (a) the representations and warranties set forth in Article VI of the Credit Agreement are true and correct in all material respects as of the date hereof (except those which expressly relate to an earlier period) and (b) no Default or Event of Default exists as of the date hereof.

     4.3 The Credit Parties hereby affirm the liens and security interests created and granted in the Credit Documents and agree that this Amendment is not intended to adversely affect or impair such liens and security interests in any manner.

     4.4 Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms such Guarantor's obligations under the Credit Documents and (c) agrees that this Amendment does not operate to reduce or discharge such Guarantor's obligations under the Credit Documents.

     4.5 FMCAG agrees to pay all reasonable fees and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC and of foreign counsel to the Administrative Agent.

     4.6 This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery by any party hereto of an executed counterpart of this Amendment by facsimile shall be effective as such party's original executed counterpart and shall constitute a representation that such party's original executed counterpart will be delivered promptly.

     4.7 THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.


                  [remainder of page intentionally left blank]

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS AND GUARANTORS:               FRESENIUS MEDICAL CARE AG, a German
                                        corporation, as a Borrower and as a
                                        Guarantor


                                        By: /s/ LAWRENCE ROSEN
                                            ------------------------------------
                                            Name: Lawrence Rosen
                                            Title: Chief Financial Officer/
                                            Member of the Management Board


                                        By: /s/ DR. RAINER RUNTE
                                            ------------------------------------
                                            Name: Dr. Rainer Runte
                                            Title: Member of the Management
                                            Board

                                        FRESENIUS MEDICAL CARE HOLDINGS, INC.,
                                        a New York corporation, as a Borrower
                                        and as a Guarantor


                                        By: /s/ MARK FAWCETT
                                            ------------------------------------
                                            Name: Mark Fawcett
                                            Title: Assistant Treasurer

                                        FMC FINANCE II S.a.r.l., a private
                                        limited company (societe a
                                        responsabilite limitee) organized under
                                        the laws of Luxembourg, as a Borrower
                                        and as a Guarantor


                                        By: /s/ DR. ANDREA STOPPER
                                            ------------------------------------
                                            Name: Dr. Andrea Stopper
                                            Title: Managing Director


                                        By: /s/ GABRIELE DUX
                                            ------------------------------------
                                            Name: Gabriele Dux
                                            Title: Managing Director

GUARANTORS:                             NATIONAL MEDICAL CARE, INC.,
                                        a Delaware corporation


                                        By: /s/ MARK FAWCETT
                                            ------------------------------------
                                            Name: Mark Fawcett
                                            Title: Treasurer

                                        FRESENIUS MEDICAL CARE DEUTSCHLAND
                                        GmbH, a German corporation


                                        By: /s/ DR. EMANUELE GATTI
                                            ------------------------------------
                                            Name: Dr. Emanuele Gatti
                                            Title: Managing Director


                                        By: /s/ ROLF GROOS
                                            ------------------------------------
                                            Name: Rolf Groos
                                            Title: Managing Director

                                        FMC TRUST FINANCE S.a.r.l.
                                        LUXEMBOURG, a private limited
                                        company (societe a responsabilite
                                        limitee) organized under the laws
                                        of Luxembourg


                                        By: /s/ DR. ANDREA STOPPER
                                            ------------------------------------
                                            Name: Dr. Andrea Stopper
                                            Title: Managing Director

                                        FMC TRUST FINANCE S.a.r.l.
                                        LUXEMBOURG-III, a private limited
                                        company (societe a responsabilite
                                        limitee) organized under the laws of
                                        Luxembourg


                                        By: /s/ GABRIELE DUX
                                            ------------------------------------
                                            Name: Gabriele Dux
                                            Title: Managing Director

GUARANTORS:                             BIO-MEDICAL APPLICATIONS MANAGEMENT
                                        COMPANY, INC., a Delaware corporation,

                                        BIO-MEDICAL APPLICATIONS OF ARIZONA,
                                        INC., a Delaware corporation,

                                        BIO-MEDICAL APPLICATIONS OF CALIFORNIA,
                                        INC., a Delaware corporation,

                                        BIO-MEDICAL APPLICATIONS OF LOUISIANA,
                                        LLC, a Delaware limited liability
                                        company,

                                        BIO-MEDICAL APPLICATIONS OF MAINE, INC., a Delaware corporation,

                                        BIO-MEDICAL APPLICATIONS OF NEW MEXICO,
                                        INC., a Delaware corporation,

                                        BIO-MEDICAL APPLICATIONS OF NEW YORK,
                                        INC., a Delaware corporation,

                                        BIO-MEDICAL APPLICATIONS OF NORTH
                                        CAROLINA, INC., a Delaware corporation,

                                        BIO-MEDICAL APPLICATIONS OF
                                        PENNSYLVANIA, INC., a Delaware
                                        corporation,

                                        BIO-MEDICAL APPLICATIONS OF SOUTH
                                        CAROLINA, INC., a Delaware corporation,

                                        BIO-MEDICAL APPLICATIONS OF TEXAS, INC., a Delaware corporation,

                                        EVEREST HEALTHCARE HOLDINGS, INC., a
                                        Delaware corporation,

                                        FRESENIUS USA MANUFACTURING, INC., a
                                        Delaware corporation,

                                        FRESENIUS USA MARKETING, INC., a
                                        Delaware corporation,

                                        FRESENIUS USA, INC., a Massachusetts
                                        corporation,

                                        SPECTRA LABORATORIES, INC., a Nevada
                                        corporation


                                        By: /s/ MARK FAWCETT
                                            ------------------------------------
                                            Name: Mark Fawcett
                                            Title: Treasurer
                                            for each of the foregoing

GUARANTORS:                             NMC A, LLC, a Delaware limited liability
                                        company


                                        By: /s/ MARK FAWCETT
                                            ------------------------------------
                                            Name: Mark Fawcett
                                            Title: Treasurer

                                        FRESENIUS MEDICAL CARE US
                                        BETEILIGUNGSGESELLSCHAFT mbH, a German
                                        limited liability company


                                        By: /s/ LAWRENCE ROSEN
                                            ------------------------------------
                                            Name: Lawrence Rosen
                                            Title: Managing Director


                                        By  /s/ JOSEF DINGER
                                            ------------------------------------
                                            Name: Josef Dinger
                                            Title: Managing Director

                                        FRESENIUS MEDICAL CARE
                                        BETEILIGUNGSGESELLSCHAFT mbH, a German
                                        limited liability company


                                        By: /s/ LAWRENCE ROSEN
                                            ------------------------------------
                                            Name: Lawrence Rosen
                                            Title: Managing Director


                                        By: /s/ DR. RAINER RUNTE
                                            ------------------------------------
                                            Name: Dr. Rainer Runte
                                            Title: Managing Director

GUARANTORS:                             GABRIELE 41 VERMOGENSVERWALTUNG GmbH, a
                                        German limited liability company (which
                                        is to change its name to Fresenius
                                        Medical Care US Zwei
                                        Beteiligungsgesellschaft mbH)


                                        By: /s/ LAWRENCE ROSEN
                                            ------------------------------------
                                            Name: Lawrence Rosen
                                            Title: Managing Director


                                        By: /s/ JOSEF DINGER
                                            ------------------------------------
                                            Name: Josef Dinger
                                            Title: Managing Director

ADMINISTRATIVE AGENT:                   BANK OF AMERICA, N.A., as
                                        Administrative Agent for and on
                                        behalf of the Lenders


                                        By: /s/ CASSANDRA MCCAIN
                                            ------------------------------------
                                            Name: Cassandra McCain
                                            Title: Officer

                                   EXHIBIT A-1

                              [FORM OF] LOAN NOTICE

Date: ___________, _____

To:  Bank of America, N.A., as Administrative Agent

Re: Amended and Restated Credit Agreement dated as of February __, 2003 (as further amended, restated, extended, supplemented or otherwise modified, the "Credit Agreement") among FRESENIUS MEDICAL CARE AG, FRESENIUS MEDICAL CARE HOLDINGS, INC. and FMC FINANCE II S.a.r.l., as Borrowers, the Guarantors party thereto, the Lenders party thereto, and BANK OF AMERICA, N.A., as Administrative Agent. Capitalized terms used herein and not otherwise defined have the meanings provided in the Credit Agreement.

Ladies and Gentlemen:

The undersigned hereby requests (select one):

     [ ] A Borrowing     [ ] A conversion    [ ] A continuation of Eurocurrency
                                                 Rate Loans

of (select one):
     [ ]  Revolving Loans
     [ ]  [Initial / Incremental] Tranche A Term Loan
     [ ]  Tranche D Term Loan

     1.  Date of Borrowing:__________________________________________(a
         Business Day)

     2.  Currency:______________________________________________________________

     3.  Amount:________________________________________________________________

     4.  Type: _________________________________________________________________

     5.  Requested Interest Period (for Eurocurrency Rate Loans):_______________

     With respect to any Borrowing, conversion or continuation requested herein, the undersigned Borrower hereby represents and warrants that (a) such request complies with the requirements of Sections 2.01 and 2.02 of the Credit Agreement, (b) the representations and warranties contained in Article VI of the Credit Agreement or in any other Credit Document, or that are contained in any document furnished at any time under or in connection therewith, shall be true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that for purposes hereof, the representations and warranties contained in subsections (a) and (b) of Section 6.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01 thereof, and (c) no Default or Event of Default shall exist, or would result from such proposed Credit Extension.

                                        Borrower:
                                                 -------------------------------
                                        By:
                                           -------------------------------------
                                        Name:

                                        Title:

                                   EXHIBIT C-5

                                    [FORM OF]
                              TRANCHE D TERM NOTE

                                                                          [Date]

     FOR VALUE RECEIVED, each of the undersigned (the "Borrowers") hereby jointly and severally promise to pay to [LENDER] or its registered assigns (the "Lender"), in accordance with the provisions of that certain Amended and Restated Credit Agreement dated as of February 21, 2003 (as further amended, restated, extended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrowers, the Guarantors, the Lenders, and Bank of America, N.A., as Administrative Agent, the principal amount of the Tranche D Term Loan made by the Lender to the Borrowers thereunder. Capitalized terms used herein and not otherwise defined have the meanings provided in the Credit Agreement.

     Each of the Borrowers jointly and severally promises to pay interest on the unpaid principal amount of the Tranche D Term Loan made by the Lender from the date of such Tranche D Term Loan until such principal amount is paid in full, at the interest rates and at the times provided in the Credit Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in immediately available funds at the Administrative Agent's Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.

     This Note is one of the Notes referred to in the Credit Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. Upon the occurrence and continuation of one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Credit Agreement. The Tranche D Term Loan made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Tranche D Term Loan and payments with respect thereto, and, absent manifest error, such schedules, accounts or records shall be conclusive to the extent set forth in the Credit Agreement.

     Each Borrower, for itself and its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and nonpayment of this Note.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                        FRESENIUS MEDICAL CARE AG, a German
                                        corporation

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        FRESENIUS MEDICAL CARE HOLDINGS, INC.,
                                        a New York corporation

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

Exhibit I

                INCREMENTAL TRANCHE A TERM LOAN JOINDER AGREEMENT

     THIS INCREMENTAL TRANCHE A TERM LOAN JOINDER AGREEMENT (this "Agreement") dated as of ______________ to the Credit Agreement referenced below is by and among the Incremental Tranche A Term Lenders identified on the signature pages hereto (the "Incremental Tranche A Term Lenders"), FRESENIUS MEDICAL CARE HOLDINGS, INC., a New York corporation ("FMCH"), as Borrower, FRESENIUS MEDICAL CARE AG, a German corporation ("FMCAG"), together with certain Subsidiaries and Affiliates of FMCAG, as Guarantors, and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the "Administrative Agent") for the Lenders. All of the defined terms of the Credit Agreement (as defined below) are incorporated herein by reference.

                               W I T N E S S E T H

     WHEREAS, there exists an Amended and Restated Credit Agreement dated as of February 21, 2003 (as amended and modified from time to time, the "Credit Agreement") among Fresenius Medical Care AG, a German corporation ("FMCAG"), Fresenius Medical Care Holdings, Inc., a New York corporation ("FMCH"), certain Subsidiaries and Affiliates of FMCAG identified therein, as borrowers and guarantors, the lenders identified therein and Bank of America, N.A., as Administrative Agent (the "Credit Agreement");

     WHEREAS, pursuant to Section 2.01(f) of the Credit Agreement, FMCH has requested that the Incremental Tranche A Term Lenders provide a Incremental Tranche A Term Loan under the Credit Agreement; and

     WHEREAS, each Incremental Tranche A Term Lender has agreed to make a portion of the Incremental Tranche A Term Loan on the terms and conditions set forth herein and to become a "Incremental Tranche A Term Lender" under the Credit Agreement in connection therewith;

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. The initial Incremental Tranche A Term Loan Commitments and Incremental Tranche A Term Loan Commitment Percentages are set forth on Schedule
2.01 attached hereto. Further, Schedule 2.01 to the Credit Agreement is deemed amended to include the information on the Incremental Tranche A Term Loan Commitments and the Incremental Tranche A Term Loan Commitment Percentages provided on Schedule 2.01 attached hereto.

     2. Subject to the terms and conditions set forth herein, on the date hereof, each of the Incremental Tranche A Term Lenders severally agrees to make its portion of the Incremental Tranche A Term Loan (in the amount of its respective Incremental Tranche A Term Loan Committed Amount as set forth on
Schedule 2.01 attached hereto) consisting of a single advance to FMCH in Dollars in the aggregate principal amount of [SEVENTY-FIVE MILLION DOLLARS (USD75,000,000)]. The Incremental Tranche A Term Loan may consist of Base Rate Loans, Eurocurrency Rate Loans or a combination thereof, as the applicable Borrower may request. Amounts repaid on the Incremental Tranche A Term Loan may not be reborrowed.

     3. The Applicable Percentage for the Incremental Tranche A Term Loan is ___% per annum for Eurocurrency Rate Loans and ___% per annum for Base Rate Loans.

     4. FMCH shall repay to the Lenders the principal amount of its portion of the Incremental Tranche A Term Loan in quarterly installments on the dates set forth below, commencing on September 30, 2004, as follows:

                              PRINCIPAL
                            AMORTIZATION                                     PRINCIPAL
          DATE                 PAYMENT                DATE             AMORTIZATION PAYMENT
------------------------  -----------------   ----------------------  ----------------------
September 30, 2004 .....   [USD3,750,000.00]  June 30, 2006 ........        [USD3,750,000.00]
December 31, 2004 ......   [USD3,750,000.00]  September 30, 2006 ...        [USD3,750,000.00]
March 31, 2005 .........   [USD3,750,000.00]  December 31, 2006 ....        [USD3,750,000.00]
June 30, 2005 ..........   [USD3,750,000.00]  March 31, 2007 .......        [USD3,750,000.00]
September 30, 2005 .....   [USD3,750,000.00]  June 30, 2007 ........        [USD3,750,000.00]
December 31, 2005 ......   [USD3,750,000.00]  September 30, 2007 ...        [USD3,750,000.00]
March 31, 2006 .........   [USD3,750,000.00]  October 31, 2007 .....      Outstanding Amount
                                                                      of Incremental Tranche
                                                                                 A Term Loan
                                                                      ----------------------
                                                             Total:        [USD75,000,000.00]
                                                                      ======================

     5. Each Incremental Tranche A Term Lender (a) represents and warrants that it is a commercial lender, other financial institution or other "accredited" investor (as defined in SEC Regulation D) that makes or acquires loans in the ordinary course of business and that it will make or acquire Loans for its own account in the ordinary course of business; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 7.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (c) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (e) agrees that, as of the date hereof, such Incremental Tranche A Term Lender shall (i) be a party to the Credit Agreement and the other Credit Documents, (ii) be a "Incremental Tranche A Term Lender" for all purposes of the Credit Agreement and the other Credit Documents, (iii) perform all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a "Lender" and a "Incremental Tranche A Term Lender" under the Credit Agreement, (iv) shall have the rights and obligations of a Lender and a Incremental Tranche A Term Lender under the Credit Agreement and the other Credit Documents, (v) agrees to be bound by the Parallel Debt Agreement, as amended or modified from time to time, or any substantially similar agreement that creates an obligation of the Credit Parties (as debt acknowledgement or abstraktes Schuldanerkenntnis) in favor of the Collateral Agent under German Law (under which a parallel debt structure has been created with a view to certain Pledge Agreements) and (vi) ratifies and approves all acts previously taken by the Collateral Agent on such Incremental Tranche A Term Lender's behalf (including the Collateral Agent acting as a proxy without power of attorney (Vertreter ohne Vertretungsmacht) in connection with any Pledge Agreement governed by German Law); and (f) agrees to waive the borrowing notice provisions of Section 2.02(a) of the Credit Agreement with respect to the advance of the Incremental Tranche A Term Loan on the date hereof.

     6. FMCH and the Guarantors agrees that, as of the date hereof, each of the Incremental Tranche A Term Lenders shall (i) be a party to the Credit Agreement and the other Credit Documents, (ii) be a "Lender" and a "Incremental Tranche A Term Lender" for all purposes of the Credit Agreement and the other Credit Documents, and (iii) have the rights and obligations of a Lender and a Incremental Tranche A Term Lender under the Credit Agreement and the other Credit Documents.

     7. The address of each Incremental Tranche A Term Lender for purposes of all notices and other communications shall be as provided on Schedule 11.02 attached hereto, and Schedule 11.02 to the Credit Agreement is deemed amended to include the information on Schedule 11.02 attached hereto.

     8. This Agreement may be executed in any number of counterparts and by the various parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one contract. Delivery of an executed counterpart of this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

     9. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such state.

                  [remainder of page intentionally left blank]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer as of the date first above written.

BORROWER:                               FRESENIUS MEDICAL CARE HOLDINGS, INC.,
                                        a New York corporation, as a Borrower
                                        and as a Guarantor


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

GUARANTORS:                             FRESENIUS MEDICAL CARE AG, a
                                        German corporation


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        NATIONAL MEDICAL CARE, INC., a Delaware
                                        corporation


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        FRESENIUS MEDICAL CARE
                                        DEUTSCHLAND GmbH, a German corporation


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        FMC FINANCE II S.a.r.l., a private
                                        limited company (societe a
                                        responsabilite limitee) organized under
                                        the laws of Luxembourg


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        FMC TRUST FINANCE S.a.r.l. LUXEMBOURG,
                                        a private limited company (societe a
                                        responsabilite limitee) organized under
                                        the laws of Luxembourg


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

GUARANTORS:                             FMC TRUST FINANCE S.a.r.l.
                                        LUXEMBOURG-III, a private limited
                                        company (societe a responsabilite
                                        limitee) organized under the laws of
                                        Luxembourg


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        BIO-MEDICAL APPLICATIONS MANAGEMENT
                                        COMPANY, INC., a Delaware corporation,
                                        BIO-MEDICAL APPLICATIONS OF ARIZONA,
                                        INC., a Delaware corporation,
                                        BIO-MEDICAL APPLICATIONS OF CALIFORNIA,
                                        INC., a Delaware corporation,
                                        BIO-MEDICAL APPLICATIONS OF LOUISIANA,
                                        LLC, a Delaware limited liability
                                        company,
                                        BIO-MEDICAL APPLICATIONS OF MAINE, INC., a Delaware corporation,
                                        BIO-MEDICAL APPLICATIONS OF NEW MEXICO,
                                        INC., a Delaware corporation,
                                        BIO-MEDICAL APPLICATIONS OF NEW YORK,
                                        INC., a Delaware corporation,
                                        BIO-MEDICAL APPLICATIONS OF NORTH
                                        CAROLINA, INC., a Delaware corporation,
                                        BIO-MEDICAL APPLICATIONS OF
                                        PENNSYLVANIA, INC., a Delaware
                                        corporation,
                                        BIO-MEDICAL APPLICATIONS OF SOUTH
                                        CAROLINA, INC., a Delaware corporation,
                                        BIO-MEDICAL APPLICATIONS OF TEXAS, INC., a Delaware corporation,
                                        EVEREST HEALTHCARE HOLDINGS, INC., a
                                        Delaware corporation,
                                        FRESENIUS USA MANUFACTURING, INC., a
                                        Delaware corporation,
                                        FRESENIUS USA MARKETING, INC., a
                                        Delaware corporation,
                                        FRESENIUS USA, INC., a Massachusetts
                                        corporation,
                                        SPECTRA LABORATORIES, INC., a Nevada
                                        corporation


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:
                                              for each of the foregoing

                                        NMC A, LLC, a Delaware limited liability company


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        FRESENIUS MEDICAL CARE US
                                        BETEILIGUNGSGESELLSCHAFT mbH, a German
                                        limited liability company


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        FRESENIUS MEDICAL CARE
                                        BETEILIGUNGSGESELLSCHAFT mbH, a German
                                        limited liability company


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

INCREMENTAL TERM LENDERS:
                                        ----------------------------------------

                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

ADMINISTRATIVE AGENT:                   BANK OF AMERICA, N.A., as Administrative
                                        Agent


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                  SCHEDULE 2.01

              to Incremental Tranche A Term Loan Joinder Agreement

INCREMENTAL TRANCHE A TERM LOAN COMMITMENTS AND COMMITMENT PERCENTAGES

INCREMENTAL TRANCHE A    INCREMENTAL TRANCHE    INCREMENTAL TRANCHE A TERM
    TERM LENDER         A TERM LOAN COMMITMENT  LOAN COMMITMENT PERCENTAGE
                        ----------------------  --------------------------
               Totals:       [USD75,000,000.00]              100.000000000%
                        ======================  ==========================

                                 SCHEDULE 11.02

              to Incremental Tranche A Term Loan Joinder Agreement

INCREMENTAL TRANCHE A TERM LENDER NOTICE ADDRESSES

Exhibit J

                                    [FORM OF]
                      TRANCHE D TERM LOAN JOINDER AGREEMENT

     THIS TRANCHE D TERM LOAN JOINDER AGREEMENT (this "Agreement") dated as of May __, 2004 to the Credit Agreement referenced below is by and among the Tranche D Term Lenders identified on the signature pages hereto (the "Tranche D Term Lenders"), FRESENIUS MEDICAL CARE HOLDINGS, INC., a New York corporation ("FMCH"), and FRESENIUS MEDICAL CARE AG, a German corporation ("FMCAG"; together with FMCH, each a "Tranche D Term Loan Borrower" and, collectively, the "Tranche D Term Loan Borrowers"), certain Subsidiaries and Affiliates of FMCAG, as Guarantors, and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the "Administrative Agent") for the Lenders. All of the defined terms of the Credit Agreement (as defined below) are incorporated herein by reference.

                               W I T N E S S E T H

     WHEREAS, there exists an Amended and Restated Credit Agreement dated as of February 21, 2003 (as amended and modified from time to time, the "Credit Agreement") among Fresenius Medical Care AG, a German corporation ("FMCAG"), Fresenius Medical Care Holdings, Inc., a New York corporation ("FMCH"), certain Subsidiaries and Affiliates of FMCAG identified therein, as borrowers and guarantors, the lenders identified therein and Bank of America, N.A., as Administrative Agent (the "Credit Agreement");

     WHEREAS, pursuant to Section 2.01(i) of the Credit Agreement, the Tranche D Term Loan Borrowers have requested that the Tranche D Term Lenders provide a Tranche D Term Loan under the Credit Agreement; and

     WHEREAS, each Tranche D Term Lender has agreed to make a portion of the Tranche D Term Loan on the terms and conditions set forth herein and to become a "Tranche D Term Lender" under the Credit Agreement in connection therewith;

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. The initial Tranche D Term Loan Commitments and Tranche D Term Loan Commitment Percentages are set forth on Schedule 2.01 attached hereto. Further,
Schedule 2.01 to the Credit Agreement is deemed amended to include the information on the Tranche D Term Loan Commitments and the Tranche D Term Loan Commitment Percentages provided on Schedule 2.01 attached hereto.

     2. Subject to the terms and conditions set forth herein, on the date hereof, each of the Tranche D Term Lenders severally agrees to make its portion of the Tranche D Term Loan (in the amount of its respective Tranche D Term Loan Committed Amount as set forth on Schedule 2.01 attached hereto) consisting of a single advance to FMCH in Dollars in the aggregate principal amount of [TWO HUNDRED FIFTY MILLION DOLLARS (USD250,000,000)]. The Tranche D Term Loan may consist of Base Rate Loans, Eurocurrency Rate Loans or a combination thereof, as the applicable Borrower may request. Amounts repaid on the Tranche D Term Loan may not be reborrowed.

     3. The Applicable Percentage for the Tranche D Term Loan is ___% per annum for Eurocurrency Rate Loans and ___% per annum for Base Rate Loans.

     4. Subject to Section 2.06(b)(vii), the Borrowers shall repay to the Lenders the principal amount of its portion of the Tranche D Term Loan in quarterly installments on the dates set forth below, commencing on June 30, 2004, as follows:

                                  PRINCIPAL                                         PRINCIPAL
           DATE              AMORTIZATION PAYMENT            DATE              AMORTIZATION PAYMENT
--------------------------   --------------------   ------------------------   --------------------
June 30, 2004.............         [USD625,000.00]  September 30, 2007......         [USD625,000.00]
September 30, 2004........         [USD625,000.00]  June 30, 2007...........         [USD625,000.00]
December 31, 2004.........         [USD625,000.00]  December 31, 2007.......         [USD625,000.00]
March 31, 2005............         [USD625,000.00]  March 31, 2008..........         [USD625,000.00]
June 30, 2005.............         [USD625,000.00]  June 30, 2008...........         [USD625,000.00]
September 30, 2005........         [USD625,000.00]  September 30, 2008......         [USD625,000.00]
December 31, 2005.........         [USD625,000.00]  December 31, 2008.......         [USD625,000.00]
March 31, 2006............         [USD625,000.00]  March 31, 2009..........         [USD625,000.00]
June 30, 2006.............         [USD625,000.00]  June 30, 2009...........         [USD625,000.00]
September 30, 2006........         [USD625,000.00]  September 30, 2009......         [USD625,000.00]
December 31, 2006.........         [USD625,000.00]  December 31, 2009.......         [USD625,000.00]
March 31, 2007............         [USD625,000.00]  February 21, 2010.......     Outstanding Amount
                                                                                  of Tranche D Term
                                                                                               Loan
                                                                               --------------------
                                                                      Total:     [USD250,000,000.00]
                                                                               ====================

     5. Each Tranche D Term Lender (a) represents and warrants that it is a commercial lender, other financial institution or other "accredited" investor (as defined in SEC Regulation D) that makes or acquires loans in the ordinary course of business and that it will make or acquire Loans for its own account in the ordinary course of business; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 7.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (c) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (e) agrees that, as of the date hereof, such Tranche D Term Lender shall (i) be a party to the Credit Agreement and the other Credit Documents, (ii) be a "Tranche D Term Lender" for all purposes of the Credit Agreement and the other Credit Documents,
(iii) perform all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a "Lender" and a "Tranche D Term Lender" under the Credit Agreement, (iv) shall have the rights and obligations of a Lender and a Tranche D Term Lender under the Credit Agreement and the other Credit Documents, (v) agrees to be bound by the Parallel Debt Agreement, as amended or modified from time to time, or any substantially similar agreement that creates an obligation of the Credit Parties (as debt acknowledgement or abstraktes Schuldanerkenntnis) in favor of the Collateral Agent under German Law (under which a parallel debt structure has been created with a view to certain Pledge Agreements) and (vi) ratifies and approves all acts previously taken by the Collateral Agent on such Tranche D Term Lender's behalf (including the Collateral Agent acting as a proxy without power of attorney (Vertreter ohne Vertretungsmacht) in connection with any Pledge Agreement governed by German
Law); and (f) agrees to waive the borrowing notice provisions of Section 2.02(a) of the Credit Agreement with respect to the advance of the Tranche D Term Loan on the date hereof.

     6. Each of the Tranche D Term Loan Borrowers and the Guarantors agrees that, as of the date hereof, each of the Tranche D Term Lenders shall (i) be a party to the Credit Agreement and the other Credit Documents, (ii) be a "Lender" and a "Tranche D Term Lender" for all purposes of the Credit Agreement and the other Credit Documents, and (iii) have the rights and obligations of a Lender and a Tranche D Term Lender under the Credit Agreement and the other Credit Documents.

     7. The address of each Tranche D Term Lender for purposes of all notices and other communications shall be as provided on Schedule 11.02 attached hereto, and Schedule 11.02 to the Credit Agreement is deemed amended to include the information on Schedule 11.02 attached hereto.

     8. This Agreement may be executed in any number of counterparts and by the various parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one contract. Delivery of an executed counterpart of this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

     9. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such state.

                  [remainder of page intentionally left blank]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer as of the date first above written.

BORROWERS AND GUARANTORS:               FRESENIUS MEDICAL CARE AG, a German
                                        corporation, as a Borrower and as a
                                        Guarantor


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                        FRESENIUS MEDICAL CARE HOLDINGS, INC.,
                                        a New York corporation, as a Borrower
                                        and as a Guarantor


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

GUARANTORS:                             NATIONAL MEDICAL CARE, INC., a
                                        Delaware corporation


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                        FRESENIUS MEDICAL CARE
                                        DEUTSCHLAND GmbH, a German corporation


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                        FMC FINANCE II S.a.r.l., a private
                                        limited company (societe a
                                        responsabilite limitee) organized
                                        under the laws of Luxembourg


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                        FMC TRUST FINANCE S.a.r.l. LUXEMBOURG,
                                        a private limited company (societe a
                                        responsabilite limitee) organized
                                        under the laws of Luxembourg


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                        FMC TRUST FINANCE S.a.r.l.
                                        LUXEMBOURG-III, a private limited
                                        company (societe a responsabilite
                                        limitee) organized under the laws of
                                        Luxembourg


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

GUARANTORS:                             BIO-MEDICAL APPLICATIONS MANAGEMENT
                                        COMPANY, INC., a Delaware corporation,
                                        BIO-MEDICAL APPLICATIONS OF ARIZONA,
                                        INC., a Delaware corporation,
                                        BIO-MEDICAL APPLICATIONS OF
                                        CALIFORNIA, INC., a Delaware
                                        corporation,
                                        BIO-MEDICAL APPLICATIONS OF LOUISIANA,
                                        LLC, a Delaware limited liability
                                        company,
                                        BIO-MEDICAL APPLICATIONS OF MAINE,
                                        INC., a Delaware corporation,
                                        BIO-MEDICAL APPLICATIONS OF NEW
                                        MEXICO, INC., a Delaware corporation,
                                        BIO-MEDICAL APPLICATIONS OF NEW YORK,
                                        INC., a Delaware corporation,
                                        BIO-MEDICAL APPLICATIONS OF NORTH
                                        CAROLINA, INC., a Delaware
                                        corporation,
                                        BIO-MEDICAL APPLICATIONS OF
                                        PENNSYLVANIA, INC., a Delaware
                                        corporation,
                                        BIO-MEDICAL APPLICATIONS OF SOUTH
                                        CAROLINA, INC., a Delaware
                                        corporation,
                                        BIO-MEDICAL APPLICATIONS OF TEXAS,
                                        INC., a Delaware corporation,
                                        EVEREST HEALTHCARE HOLDINGS, INC., a
                                        Delaware corporation,
                                        FRESENIUS USA MANUFACTURING, INC., a
                                        Delaware corporation,
                                        FRESENIUS USA MARKETING, INC., a
                                        Delaware corporation,
                                        FRESENIUS USA, INC., a Massachusetts
                                        corporation,
                                        SPECTRA LABORATORIES, INC., a Nevada
                                        corporation


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:
                                             for each of the foregoing

                                        NMC A, LLC, a Delaware limited liability company


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

GUARANTORS:                             FRESENIUS MEDICAL CARE US
                                        BETEILIGUNGSGESELLSCHAFT mbH, a German
                                        limited liability company


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                        FRESENIUS MEDICAL CARE
                                        BETEILIGUNGSGESELLSCHAFT mbH, a German
                                        limited liability company


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

TRANCHE D TERM LENDERS:
                                        ----------------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


ADMINISTRATIVE AGENT:                   BANK OF AMERICA, N.A., as Administrative
                                        Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                  SCHEDULE 2.01

                    to Tranche D Term Loan Joinder Agreement

TRANCHE D TERM LOAN COMMITMENTS AND COMMITMENT PERCENTAGES

                                   TRANCHE D TERM LOAN    TRANCHE D TERM LOAN
TRANCHE D LENDER                        COMMITMENT       COMMITMENT PERCENTAGE
                                   -------------------   ---------------------
                         Totals:    [USD250,000,000.00]          100.000000000%
                                   ===================   =====================

                                 SCHEDULE 11.02

                    to Tranche D Term Loan Joinder Agreement

TRANCHE D TERM LENDER NOTICE ADDRESSES

Exhibit K
                        REVOLVING LOAN JOINDER AGREEMENT

     THIS REVOLVING LOAN JOINDER AGREEMENT (this "Agreement") dated as of ______________ to the Credit Agreement referenced below is by and among each of the Persons identified as a "Revolving Lender" on the signature pages hereto (the "New Revolving Lenders"), FRESENIUS MEDICAL CARE HOLDINGS, INC., a New York corporation ("FMCH"), and FRESENIUS MEDICAL CARE AG, a German corporation ("FMCAG"), the other Borrowers identified in the Credit Agreement (together with FMCH and FMCAG, the "Borrowers"), certain Subsidiaries and Affiliates of FMCAG, as Guarantors, and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the "Administrative Agent") for the Lenders. All of the defined terms of the Credit Agreement (as defined below) are incorporated herein by reference.

                               W I T N E S S E T H

     WHEREAS, there exists an Amended and Restated Credit Agreement dated as of February 21, 2003 (as amended and modified from time to time, the "Credit Agreement") among Fresenius Medical Care AG, a German corporation ("FMCAG"), Fresenius Medical Care Holdings, Inc., a New York corporation ("FMCH"), certain Subsidiaries and Affiliates of FMCAG identified therein, as borrowers and guarantors, the lenders identified therein and Bank of America, N.A., as Administrative Agent (the "Credit Agreement");

     WHEREAS, pursuant to Section 2.01(j) of the Credit Agreement, the Borrowers have requested that each of the New Revolving Lenders provide an additional Revolving Commitment under the Credit Agreement; and

     WHEREAS, each New Revolving Lender has agreed to provide an additional Revolving Commitment on the terms and conditions set forth herein and to become a "Revolving Lender" under the Credit Agreement in connection therewith;

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Each New Revolving Lender severally agrees to provide an additional Revolving Commitment to the Borrowers from the date hereof through the end of the Commitment Period in the amount of its Revolving Committed Amount; provided that, after giving effect to this Agreement, (i) with regard to the Revolving Lenders (including the New Revolving Lenders) collectively, the Aggregate Revolving Committed Amount shall not exceed [FIVE HUNDRED SEVENTY-FIVE MILLION DOLLARS (USD575,000,000)]. The existing Schedule 2.01 to the Credit Agreement shall be deemed to be amended and replaced with Schedule 2.01 attached hereto, which has been revised to reflect the modified commitments and commitment percentages of the Revolving Lenders (including the New Revolving Lenders) pursuant to Section 2.01(j) of the Credit Agreement.

     2. Each New Revolving Lender shall be deemed to have purchased, without recourse, a risk participation from the L/C Issuers in all Letters of Credit issued or existing under the Credit Agreement and the obligations arising thereunder in an amount equal to its Revolving Commitment Percentage of the obligations under such Letters of Credit, and shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and be obligated to pay to the L/C Issuers and discharge when due, its Revolving Commitment Percentage of the obligations arising under such Letters of Credit.

     3. Each New Revolving Lender (a) represents and warrants that it is an existing Revolving Lender under the Credit Agreement or a commercial lender, other financial institution or other "accredited" investor (as defined in SEC Regulation D) that makes or acquires loans in the ordinary course of business and that it will make or acquire Loans for its own account in the ordinary course of business; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in
Section 7.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (c) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (e) agrees that, as of the date hereof, such New Revolving Lender shall (i) be a party to the Credit Agreement and the other Credit Documents, (ii) be a "Revolving Lender" for all purposes of the Credit Agreement and the other Credit Documents, (iii) perform all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a "Lender" and a "Revolving Lender" under the Credit Agreement, (iv) shall have the rights and obligations of a Lender and a Revolving Lender under the Credit Agreement and the other Credit Documents, (v) agrees to be bound by the Parallel Debt Agreement, as amended or modified from time to time, or any substantially similar agreement that creates an obligation of the Credit Parties (as debt acknowledgement or abstraktes Schuldanerkenntnis) in favor of the Collateral Agent under German Law (under which a parallel debt structure has been created with a view to certain Pledge Agreements) and (vi) ratifies and approves all acts previously taken by the Collateral Agent on such New Revolving Lender's behalf (including the Collateral Agent acting as a proxy without power of attorney (Vertreter ohne Vertretungsmacht) in connection with any Pledge Agreement governed by German Law).

     4. Each of the Borrowers and the Guarantors agrees that, as of the date hereof, each of the New Revolving Lenders shall (i) be a party to the Credit Agreement and the other Credit Documents, (ii) be a "Lender" and a "Revolving Lender" for all purposes of the Credit Agreement and the other Credit Documents, and (iii) have the rights and obligations of a Lender and a Revolving Lender under the Credit Agreement and the other Credit Documents.

     5. The address of each New Revolving Lender for purposes of all notices and other communications shall be as provided on Schedule 11.02 attached hereto, and Schedule 11.02 to the Credit Agreement is deemed amended to include the information on Schedule 11.02 attached hereto.

     6. This Agreement may be executed in any number of counterparts and by the various parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one contract. Delivery of an executed counterpart of this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

     7. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such state.

                  [remainder of page intentionally left blank]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer as of the date first above written.

BORROWERS AND GUARANTORS:               FRESENIUS MEDICAL CARE AG, a German
                                        corporation, as a Borrower and as a
                                        Guarantor


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                        FRESENIUS MEDICAL CARE HOLDINGS, INC.,
                                        a New York corporation, as a Borrower
                                        and as a Guarantor


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                        FMC FINANCE II S.a.r.l., a private
                                        limited company (societe a
                                        responsabilite limitee) organized under
                                        the laws of Luxembourg, as a Borrower
                                        and as a Guarantor


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

GUARANTORS:                             NATIONAL MEDICAL CARE, INC., a Delaware
                                        corporation


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                        FRESENIUS MEDICAL CARE DEUTSCHLAND GmbH, a German corporation


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                        FMC TRUST FINANCE S.a.r.l. LUXEMBOURG,
                                        a private limited company (societe a
                                        responsabilite limitee) organized under
                                        the laws of Luxembourg


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                        FMC TRUST FINANCE S.a.r.l.
                                        LUXEMBOURG-III, a private limited
                                        company (societe a responsabilite
                                        limitee) organized under the laws of
                                        Luxembourg


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

GUARANTORS:                             BIO-MEDICAL APPLICATIONS MANAGEMENT
                                        COMPANY, INC., a Delaware corporation,
                                        BIO-MEDICAL APPLICATIONS OF ARIZONA,
                                        INC., a Delaware corporation,
                                        BIO-MEDICAL APPLICATIONS OF CALIFORNIA,
                                        INC., a Delaware corporation,
                                        BIO-MEDICAL APPLICATIONS OF LOUISIANA,
                                        LLC, a Delaware limited liability
                                        company,
                                        BIO-MEDICAL APPLICATIONS OF MAINE, INC., a Delaware corporation,
                                        BIO-MEDICAL APPLICATIONS OF NEW MEXICO,
                                        INC., a Delaware corporation,
                                        BIO-MEDICAL APPLICATIONS OF NEW YORK,
                                        INC., a Delaware corporation,
                                        BIO-MEDICAL APPLICATIONS OF NORTH
                                        CAROLINA, INC., a Delaware corporation,
                                        BIO-MEDICAL APPLICATIONS OF
                                        PENNSYLVANIA, INC., a Delaware
                                        corporation,
                                        BIO-MEDICAL APPLICATIONS OF SOUTH
                                        CAROLINA, INC., a Delaware corporation,
                                        BIO-MEDICAL APPLICATIONS OF TEXAS, INC., a Delaware corporation,
                                        EVEREST HEALTHCARE HOLDINGS, INC., a
                                        Delaware corporation,
                                        FRESENIUS USA MANUFACTURING, INC.,
                                        a Delaware corporation,
                                        FRESENIUS USA MARKETING, INC., a
                                        Delaware corporation,
                                        FRESENIUS USA, INC., a Massachusetts
                                        corporation,
                                        SPECTRA LABORATORIES, INC., a Nevada
                                        corporation


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:
                                              for each of the foregoing

GUARANTORS:                             NMC A, LLC, a Delaware limited liability
                                        company


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                        FRESENIUS MEDICAL CARE US
                                        BETEILIGUNGSGESELLSCHAFT mbH, a German
                                        limited liability company


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                        FRESENIUS MEDICAL CARE
                                        BETEILIGUNGSGESELLSCHAFT mbH, a German
                                        limited liability company


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

NEW REVOLVING LENDERS:
                                        ----------------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

ADMINISTRATIVE AGENT:                   BANK OF AMERICA, N.A., as
                                        Administrative Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                  SCHEDULE 2.01

                       to Revolving Loan Joinder Agreement

     REVOLVING COMMITMENTS AND COMMITMENT PERCENTAGES

REVOLVING LENDER  REVOLVING COMMITMENT   REVOLVING COMMITMENT PERCENTAGE
                  --------------------   -------------------------------
         Totals:    [USD575,000,000.00]                    100.000000000%
                  ====================   ===============================

                                 SCHEDULE 11.02

                       to Revolving Loan Joinder Agreement

NEW REVOLVING LENDER NOTICE ADDRESSES

                           CONSENT TO AMENDMENT NO. 2

Bank of America, N.A.,
as Administrative Agent
1455 Market Street
CA5-701-05-19
San Francisco, California 94103
Attn: Cassandra G. McCain, Agency Management

     Re: Credit Agreement dated as of February 21, 2003 (as amended and modified, the "Credit Agreement") among Fresenius Medical Care AG, Fresenius Medical Care Holdings, Inc., the other Borrowers, Guarantors and Lenders identified therein and Bank of America, N.A., as Administrative Agent. Capitalized terms used but not otherwise defined shall have the meanings provided in the Credit Agreement.

          Amendment No. 2 dated May __, 2003 (the "Subject Amendment") to the Credit Agreement.

Ladies and Gentlemen:
     This should serve to confirm our receipt of, and consent to, the Subject Amendment. We hereby (i) authorize and direct you, as Administrative Agent for the Lenders, to enter into the Subject Amendment on our behalf in accordance with the terms of the Credit Agreement upon your receipt of such consent and direction from the Required Lenders, the Required Revolving Lenders and the Required Tranche A Term Lenders, and (ii) agree that the Borrowers and the other Credit Parties may rely on such authorization.

                                        Sincerely,


                                        ----------------------------------------
                                           [Name of Lender]


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title: